UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 22, 2021
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	333-253583	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
None.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 22, 2021, Leonardo US Holding Inc., the sole stockholder of Leonardo DRS, Inc. (the “Company”), the Board of Directors (the “Board”) of the Company and the proxy holders under the proxy agreement (as such agreement may be amended, restated, modified or supplemented from time to time, the “Proxy Agreement”) by and between the Company, the proxy holders, Leonardo US Holding Inc., Leonardo – Societa per azioni and the United States Department of Defense, extended the term of, and reappointed, each of Kenneth J. Krieg, Philip A. Odeen and Frances F. Townsend as a proxy holder director to the Board. Each appointment is effective December 31, 2021, subject to approval by the Defense Counterintelligence and Security Agency. Each of Mr. Krieg’s, Mr. Odeen’s and Ms. Townsend’s term as a proxy holder director was due to expire on December 31, 2021. Each of Mr. Krieg and Ms. Townsend was reappointed as a Class B proxy holder director through December 31, 2024 or earlier resignation or removal. Mr. Odeen was reappointed as a Class A proxy holder director through June 30, 2022 or earlier resignation or removal.
Also on December 22, 2021, the Board and the proxy holders under the Proxy Agreement extended the term of, and reappointed, General George W. Casey, Jr. (Ret.) as a non-proxy holder director to the Board, effective December 31, 2021. Gen. Casey’s term as a non-proxy holder director was due to expire on December 31, 2021. He was reappointed until the next annual general meeting of the stockholders of the Company or until his earlier resignation or removal.
Gen. Casey, Mr. Odeen and Ms. Townsend will continue to serve on the Company’s compensation committee, with Ms. Townsend serving as Chair of the committee. Mr. Krieg will continue to serve on the Company’s audit committee and as Chair of the Company’s corporate governance committee. Each of Mr. Krieg, Mr. Odeen and Ms. Townsend will continue to serve on the Company’s government security committee.
There are no arrangements or understandings between Gen. Casey, Mr. Krieg, Mr. Odeen and Ms. Townsend and any other person pursuant to which they were selected as directors. Directors will receive compensation under the Company’s director compensation program. Additionally, each of the proxy holder directors is a party to the Proxy Agreement. The Proxy Agreement regulates significant areas of the Company’s governance, as described in “Certain Relationships and Related-Party Transactions—Relationship with Leonardo S.p.A Following this Offering—Proxy Agreement” in the Company’s registration statement on Form S-1, as amended, which was declared effective by the Securities and Exchange Commission on March 23, 2021 (the “Registration Statement”). The information called for by Item 404(a) of Regulation S-K is incorporated herein by reference to the “Management” section in the Registration Statement. Other than pursuant to the Proxy Agreement (in the case of the proxy holder directors), none of the re-appointed directors, nor any of their immediate family members, is a party, either directly or indirectly, to any transaction that is required to be reported pursuant to Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: December 29, 2021	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary